ACRES Commercial Realty Corp. First Quarter 2021 Earnings Presentation May 5, 2021 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation. We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including, but not limited to: ACRESREIT.COM 2 changes in our industry, interest rates, the debt securities markets, real estate markets or the general economy; increased rates of default and/or decreased recovery rates on our investments; the performance and financial condition of our borrowers; the cost and availability of our financings, which depend in part on our asset quality, the nature of our relationships with our lenders and other capital providers, our business prospects and outlook and general market conditions; the availability and attractiveness of terms of additional debt repurchases; availability, terms and deployment of short-term and long-term capital; availability of, and ability to retain, qualified personnel; changes in our business strategy; availability of investment opportunities in commercial real estate-related and commercial finance assets; the degree and nature of our competition; the resolution of our non-performing and sub-performing assets; The outbreak of widespread contagious disease, such as the novel coronavirus, COVID 19; our ability to comply with financial covenants in our debt instruments; the adequacy of our cash reserves and working capital; the timing of cash flows, if any, from our investments; unanticipated increases in financial and other costs, including a rise in interest rates; our ability to maintain compliance with over-collateralization and interest coverage tests in our CDOs and/or CLOs; our dependence on ACRES Capital, LLC, our “Manager”, and ability to find a suitable replacement in a timely manner, or at all, if our Manager or we were to terminate the management agreement; environmental and/or safety requirements; our ability to satisfy complex rules in order for us to qualify as a REIT, for federal income tax purposes and qualify for our exemption under the Investment Company Act of 1940, as amended, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and other factors discussed under Item IA. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2020 and those factors that may be contained in any subsequent filing we make with the Securities and Exchange Commission.

Forward Looking Statements (continued) ACRESREIT.COM 3 We undertake no obligation, and specifically disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACRES Commercial Realty Corp.’s (“ACR’s” or the “Company’s”) financial performance. Please refer to page 23 for the reconciliation of Net Income (Loss), a GAAP financial measure, to Core Earnings, a Non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is as of or for the period ended March 31, 2021. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Recent Highlights1 CRE2 loan originations increased by 73% over the fourth quarter of 2020. ACRESREIT.COM 4 $144M of CRE loan originations were closed in the first quarter of 2021 $1.03 per share-diluted during first quarter of 2021 $143M of net liquidity, including unrestricted cash, CRE term facility and senior secured financing facility2 unfinanced proceeds and senior unsecured notes2 availability 84% of asset-specific borrowings comprised non-recourse, non-mark-to-market CLO2 notes at March 31, 2021 97% of ACR’s 92 CRE loans were current on contractual payments through March 2021 $9.5M, or 744,664 shares, of common stock was repurchased by ACR in the first quarter of 2021. $3.0M remains available at April 30, 2021 for repurchase through June 2021 Company Repurchased Common Stock Strong Loan Performance Significant Non-Recourse, Non-MTM2 Financing GAAP Net Income2 Robust Liquidity Growth in CRE Loan Originations

Results for Quarter Ended March 31, 2021

Three Mos. Ended Mar. 31, 2021 Results and Recent Developments ACRESREIT.COM 6

First Quarter 2021 Book Value ACRESREIT.COM 7 GAAP Book Value per Share Walk

Summary of Future Tax Considerations ACR expects the following future tax carryforwards as of December 31, 2020: NOL13 carryforwards14 of $50.0M to $65.0M Net capital loss carryforwards15 of $115.0M to $130.0M At its TRS13 entities, ACR had the following at December 31, 2020: Pre-TCJA13 NOL carryforwards of approximately $39.9M, some of which are set to expire in 2044 NOL carryforwards of approximately $19.5M, which have an indefinite carryforward period Net capital loss carryforwards of approximately $900,000 ACRESREIT.COM 8

CRE Loan Activity and Portfolio

Deployment Progress ACRESREIT.COM 10 CRE Loan Production, at Par ACR originated six CRE whole loans in the first quarter of 2021, all of which were originated with new borrowers Collateral Type: Five of the loans, or 94.3% of total originations, are collateralized by multifamily properties One of the loans, or 5.7% of total originations, is collateralized by a hotel property Collateral Location: 65.3%, 19.7%, 8.0% and 7.0% of the loans were originated in the Southeast, Mid-Atlantic, Northeast and Mountain regions18, respectively Highlights19

CRE Loan Performance All but three loans (representing 3%20) of ACR’s 92 CRE loans are current on contractual payments through March 2021 ACR executed extensions, unrelated to the COVID-19 pandemic, on four CRE loans that became effective during the first quarter of 2021 ACRESREIT.COM 11 Not COVID-related21,22 COVID-related CRE Loans Performing in Accordance with Modification Agreements23 Past Due on Contractual Payments

CRE Loan Portfolio Overview All floating-rate loans have LIBOR floors in excess of the current LIBOR rate on a weighted average basis ACRESREIT.COM 12

CRE Loan Portfolio LTV29 ACRESREIT.COM 13

CRE Loan Portfolio Diversification ACRESREIT.COM 14 Top State Concentration Metrics: Texas: 16.6% Florida: 11.3% New York: 10.4% California: 8.6% Arizona: 8.1% Property Type30 Interest Rate Type30 All floating-rate loans have LIBOR floor protection Balance by Region18,30

CRE Loan Portfolio Risk Ratings32 ACRESREIT.COM 15 Percentage of Principal at March 31, 2021 Percentage of Principal at December 31, 2020 Number of loans: Number of loans: 79% of ACR’s loans have a risk rating of 2 or 3 that are performing in line or near underwritten expectations Rating 333 Rating 333

Capitalization and Liquidity

Summary Capitalization $901.2 million of availability35 on its term warehouse and senior financing facilities and senior unsecured notes. ACRESREIT.COM 17

Historical Leverage Ratios ACRESREIT.COM 18 Historical Leverage Ratio36

Liquidity at April 30, 2021 ACRESREIT.COM 19

Appendix

Consolidated Balance Sheets ACRESREIT.COM 21 (In Thousands, except share and per share data)

Consolidated Statements of Operations ACRESREIT.COM 22 (In Thousands, except share and per share data)

Core Earnings46 ACRESREIT.COM 23 (Unaudited, In Thousands, except share and per share data) The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Core Earnings allocable to common shares, a non-GAAP measure, for the periods presented: In March 2021, the CMBS portfolio was sold for $3.0 million, representing a total realized loss of $5.2 million that was included in Core Earnings during the three months ended March 31, 2021. Unrealized (gain) loss on core activities comprises the unrealized gains and losses on the CMBS portfolio, which were excluded from Core Earnings.

Footnotes

1. Unless otherwise noted, "recent highlights" include activity that occurred during the second quarter of 2021 or balances at April 30, 2021.
2. "CRE" refers to commercial real estate. "GAAP net income" refers to GAAP net income allocable to common shares - diluted. The "senior secured financing facility" refers to the senior secured financing facility with MassMutual with total commitments of $250.0 million. The "senior unsecured notes" refer to the 12.00% senior unsecured notes due 2027 with Oaktree and MassMutual. "Series C Preferred Stock" refers to the 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock. "MTM" refers to mark-to-market. "CLO" refers to collateralized loan obligation.
3. "CECL" refers to current expected credit losses, the determinant of the estimate of the CRE loan allowance. "Core Earnings" refers to Core Earnings allocable to common shares - diluted, a non-GAAP measure. "CMBS" refers to commercial mortgage-backed securities. "LTV" refers to loan-to-collateral value.
4. During the three months ended March 31, 2021.
5. Refer to page 23 for the reconciliation of Net Income (Loss), a GAAP financial measure, to Core Earnings, a Non-GAAP financial measure.
6. GAAP book value is presented per common share, excluding unvested restricted stock and including warrants to purchase common stock. The measure refers to common stock book value, which is calculated as total stockholders' equity less preferred stock equity.
7. At March 31, 2021.
8. At April 30, 2021.
9. Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 11,610 shares at March 31, 2021 and December 31, 2020 and include warrants to purchase up to 466,661 shares of common stock at March 31, 2021 and December 31, 2020, see footnote 37 below. The denominators for the calculations are 9,872,562 and 10,617,340 at March 31, 2021 and December 31, 2020, respectively.
10. The per share amount is calculated with the denominator referenced in footnote 9 at March 31, 2021. Net income per common share - diluted of $1.03 is calculated using the weighted average diluted shares outstanding during the three months ended March 31, 2021.
11. "OCI" refers to the change in accumulated other comprehensive income (loss) attributable to terminated derivatives.
12. ACR's board of directors authorized and approved the continued use of the share repurchase program to repurchase up to $20.0 million of the currently outstanding common stock through June 2021. ACR purchased 1,280,150 shares for $14.9 million through March 31, 2021.
13. "NOL" refers to net operating loss. "TRS" refers to taxable real estate investment trust subsidiaries. "TCJA" refers to the Tax Cuts and Jobs Act.
14. In general, NOL carryforwards can be used to offset both ordinary taxable income and capital gains in future years.
15. Net capital loss carryforwards may be carried back three years and carried forward up to five years to offset future capital gains.
16. Excludes legacy CRE loans.
17. LTV is based on the initial funding divided by the as-is appraised property value for new CRE loans, the average of which is weighted based on the initial CRE loan commitments of originated CRE loans.
18. "1M L" refers to the one-month London Interbank Offered Rate. Regions refer to the regions identified by the National Council of Real Estate Investment Fiduciaries.
19. Percentages are calculated based on $125.7 million of principal originated during the three months ended March 31, 2021.
20. Percentages are calculated based on total principal, or $1.5 billion, at March 31, 2021.
21. Represent extensions to borrowers that are not experiencing financial difficulty in connection with the COVID-19 pandemic.
22. Includes one loan with a principal balance of $17.0 million, or 1% of total principal at March 31, 2021 that paid off in April 2021.
23. Loan modifications include forbearance agreements and extension agreements.
24. Includes one legacy CRE loan reported at its amortized cost of $11.5 million at March 31, 2021 classified as a CRE loan on the consolidated balance sheet that entered technical default in June 2020. The Company intends to hold this loan until payoff.
25. ACR received a $6.7 million payoff on one preferred equity investment in March 2021.
26. The CRE fixed-rate whole loans were sold in March 2021 at par for $4.8 million.
27. Classified as other assets on the consolidated balance sheet.
28. "1M LIBOR" refers to the one-month London Interbank Offered Rate.

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Footnotes (Continued)

29. LTV is based on the outstanding principal divided by the as-is appraised property value available at March 31, 2021.
30. At March 31, 2021; percentages are calculated based on $1.5 billion carrying value.
31. Other property types include: (i) manufactured housing, 3.1% and (ii) industrial, 0.8% at March 31, 2021.
32. See page 26 for additional information.
33. Includes one mezzanine loan, 0.3% of total principal, risk rated a 3 at March 31, 2021 and December 31, 2020. Includes one preferred equity investment, 0.4% of total principal, risk rated a 3 at December 31, 2020. The preferred equity investment paid off in March 2021.
34. Includes one preferred equity investment, 1.4% of total principal, risk rated a 4 at March 31, 2021 and December 31, 2020.
35. Availability is calculated as the difference between the maximum capacity on the applicable borrowing and the principal outstanding.
36. The leverage ratio is calculated as the respective period ended borrowings over total equity.
37. Borrowings included as recourse debt are guaranteed by ACR while CRE securitizations have no recourse against the Company. Additionally, the senior secured financing facility is guaranteed by Exantas Real Estate Funding 2019-RS07 Investor, LLC, Exantas Real Estate Funding 2020-RS08 Investor, LLC and Exantas Real Estate Funding 2020-RS09 Investor, LLC.
38. The facility has an initial two-year revolving period followed by a five-year term that matures July 31, 2027 and charges interest at 5.75%.
39. The outstanding senior unsecured notes charge interest at 12.00%, of which 3.25% may be paid-in-kind, and mature on July 31, 2027. The available unsecured notes remain available to ACR for 18 months following the close date on July 31, 2020.
40. ACR issued warrants to purchase 466,661 shares of its common stock at an exercise price of $0.03 per share in connection with the issuance of the $50.0 million of unsecured notes to MassMutual and Oaktree, in the aggregate. The issuance of the remaining $75.0 million of unsecured notes will trigger the issuance of additional warrants to purchase 699,992 common shares ratably as commitments are funded.
41. Face amount of convertible senior notes and preferred equity are $143.8 million and $120.0 million, respectively.
42. "3M L" refers to the three-month LIBOR rate.
43. "WACC" refers to the weighted average cost of capital. The calculation of weighted average cost of capital excludes the impact of common equity on the denominator.
44. CRE term and senior secured facilities estimated unfinanced proceeds includes the projected amount of proceeds available to the Company if the unfinanced loans were financed with the applicable facilities.
45. All prior period share amounts and per share calculations in this presentation reflect a retrospective adjustment applied in connection with the one-for-three reverse stock split
46. See page 27 for additional information.

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Other Disclosures Commercial Real Estate Loans Risk Ratings CRE loans are collateralized by a diversified mix of real estate properties and are assessed for credit quality based on the collective evaluation of several factors, including but not limited to: collateral performance relative to underwritten plan, time since origination, current implied and/or reunderwritten loan-to-collateral value ratios, loan structure and exit plan. Depending on the loan’s performance against these various factors, loans are rated on a scale from 1 to 5, with loans rated 1 representing loans with the highest credit quality and loans rated 5 representing loans with the lowest credit quality. The factors evaluated provide general criteria to monitor credit migration in the Company’s loan portfolio; as such, a loan’s rating may improve or worsen, depending on new information received. The criteria set forth below should be used as general guidelines and, therefore, not every loan will have all of the characteristics described in each category below. ACRESREIT.COM 26

Other Disclosures (continued) Core Earnings Core Earnings is a non-GAAP financial measure that we use to evaluate our operating performance. Core Earnings exclude the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current commercial real estate (“CRE”) loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets comprised of investments and securities owned by the Company at the initial measurement date of December 31, 2016 in commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale. Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items. Although pursuant to the Fourth Amended and Restated Management Agreement we calculate the Manager’s incentive compensation using Core Earnings excluding incentive fees payable to the Manager, we include incentive fees payable to the Manager in Core Earnings for reporting purposes. ACRESREIT.COM 27

Company Information ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and other commercial real estate-related debt investments. Additional information is available at the Company’s website, www.acresreit.com. ACRESREIT.COM 28